Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated June 22, 2011

To

Prospectus dated April 4, 2011

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Corporate Capital Trust, Inc. dated April 4, 2011 (the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 13 of the Prospectus before you decide to invest in our common stock.

This supplement amends the indicated sections of the Prospectus as follows:

Prospectus Summary

The following paragraph is inserted as a new third bullet in the bulleted list in the subsection entitled “Risk Factors”:

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As a business development company, we are subject to significant regulations which restrict our ability to enter into transactions with our affiliates unless exemptive relief is obtained from the SEC. We have applied for exemptive relief, but there is no assurance that we will obtain the requested relief. If our request is denied, we may be required to adjust our investment strategy.

Fees and Expenses

The following is added to the end of footnote 2 of the fees and expenses table:

The Advisors have waived their right to be reimbursed for organizational and offering expenses during the period beginning on the date we satisfy our minimum offering requirement and ending on September 30, 2011.

The following is added to the end of footnote 4 of the fees and expenses table:

Pursuant to an Expense Support and Conditional Reimbursement Agreement between us and the Advisors dated as of June 7, 2011, the Advisors have agreed to pay all of our operating expenses during the period beginning with the date we satisfy our minimum offering requirement until the end of the third quarter of 2011. Under certain conditions the Advisors would be entitled to reimbursement. See “Discussion of Expected Operating Results – Expenses.”

Discussion of Expected Operating Results

The subsection entitled “Expenses” is amended by inserting a new first paragraph as follows:

We entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Advisors pursuant to which the Advisors jointly and severally agreed to pay to us all operating expenses (an “Expense Support Payment”) for each month during the Expense Support Payment Period (as defined below) in which our board of directors declares a distribution to our shareholders. The “Expense Support Payment Period” begins on the date we satisfy our minimum offering requirement and ends on September 30, 2011. The Advisors are entitled to be reimbursed promptly by us (a “Reimbursement Payment”) for Expense Support Payments, subject to the limitation that no Reimbursement Payment may be made by us to the extent that it would cause our other operating expenses to exceed 1.91% of net assets attributable to common shares. For this purpose, “other operating expenses” means all of our operating expenses, excluding organization and offering expenses, advisor fees and advisor incentive fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, our obligation to reimburse each Expense Support Payment will terminate three years from the end of the fiscal year in which such Expense Support Payment is made. The Expense Support Agreement may be terminated by the Advisors acting jointly, without payment of any penalty, upon written notice to us. In addition, the Expense Support Agreement will automatically terminate in the event of (a) our termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, or (b) our dissolution or liquidation. If the Expense Support Agreement is terminated due to our termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, then we must make a Reimbursement Payment to the Advisors, based on the aggregate unreimbursed Expense Support Payments made by the Advisors.

Suitability Standards

This section is amended by adding the following paragraph following the paragraph designated “Michigan”:

Nebraska - Nebraska residents purchasing shares (i) must have either (a) an annual gross income of at least $100,000 and a net worth of at least $350,000, or (b) a net worth of at least $500,000; and (ii) may not invest more than 10% of their net worth in us. For Nebraska residents, “net worth” does not include the value of one’s home, home furnishings or automobiles.

This section is further amended by deleting the entire paragraph designated “Alabama,” which entire paragraph reads as follows:

Alabama – In addition to the general suitability standards, this investment will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us.

Plan of Distribution

The subsection entitled “Special Discounts” is amended by replacing the first bulleted subparagraph following “We may also sell shares at a discount to the public offering price in the event that the investor” (which subparagraph currently reads: “pays a broker a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker services, which is referred to as a ‘wrap fee;’”) with the following:

—

pays a broker a fixed fee, e.g., a percentage of assets under management, for investment advisory and broker services, which is referred to as a “wrap fee,” except that, with regard to certain participating broker arrangements, if the wrap fee arrangement is with a federally registered investment adviser that is dually registered as a broker-dealer and provides financial planning services, then the investor may pay both selling commissions and the reallowed marketing support fee.

Company Profile

The last subsection entitled “Legal Proceedings” shall be deleted in the entirety and replaced with the following:

Legal Proceedings

Neither we, our Advisors nor our Managing Dealer are currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Advisors or Managing Dealer.

From time to time, we and individuals employed by us may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. In addition, our business and the businesses of our Advisors and Managing Dealer are subject to extensive regulation, which may result in regulatory proceedings. Legal proceedings, lawsuits, claims and regulatory proceedings are subject to many uncertainties and their ultimate outcomes are not predictable with assurance.

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